SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                               CURRENT REPORT


                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934


                                February 20, 2008
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


         Colorado                000-19333            84-1176672
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


             641 Lexington Avenue, 17th Floor, New York, NY 10022
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (212) 758-6622
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01  OTHER EVENTS

     On February 20, 2008, the Registrant entered into a Memorandum of Understanding with a diary farm in Lancaster County, Pennsylvania to retrofit its existing dairy operation with a Bion Nutrient Management System. The Memorandum of Understanding outlines the parameters under which the parties would enter into a definitive agreement for installation of the system.
Under the Memorandum of Understanding, Bion will work with various branches of the Pennsylvania state government and federal representatives to explore the feasibility of installation of the system. A copy of the Memorandum of Understanding is attached hereto as Exhibit 99.1.

     See Exhibit 99.2 for a press release from Bion related to these matters.

ITEM 9.01.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

          Exhibit 99.1 - Memorandum of Understanding with Kreider Farms

          Exhibit 99.2 - Press Release dated February 27, 2008


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Bion Environmental Technologies, Inc.


Date:  February 27, 2008               By: /s/ Mark A. Smith
                                           Mark A. Smith, President